UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2018

HOOKER FURNITURE CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.
The Company continually monitors its reportable segments for changes in facts and circumstances to determine whether changes in the identification or aggregation of operating segments are necessary.  In the fourth quarter of fiscal 2018 and as reported in our fiscal 2018 results filed with our Annual Report on Form 10-K filed on April 13, 2018, the Company updated its reportable segments as follows:  Hooker Upholstery was aggregated with Hooker Casegoods and reported as the Hooker Branded segment. The domestic upholstery operations of Shenandoah Furniture, Sam Moore and Bradington-Young were moved into All Other with Company’s H Contract business and the remains on the Company’s Homeware division, which was shuttered in fiscal 2018. The Home Meridian segment remains unchanged.
The Company is furnishing quarterly operating results for these new reportable segments and All Other for each of the fiscal quarterly periods in fiscal 2018 and fiscal 2017 in Exhibit 99.1 attached hereto.  These results are furnished by the Company pursuant to Item 7.01 of Form 8-K and will not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.  Further the update of the reportable segments has no impact on the Company’s previously reported consolidated statements of income, balance sheets, statements of comprehensive income, statements of cash flows and statements of shareholders equity.
The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make from time to time, by press release or otherwise. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01. Financial Statements and Exhibits.
(d)          Exhibits
Exhibit 99.1          Selected financial data by fiscal quarter for fiscal 2018 and fiscal 2017.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HOOKER FURNITURE CORPORATION

By: /s/ Paul A. Huckfeldt
          Paul A. Huckfeldt
          Senior Vice President - Finance and Accounting
           Chief Financial Officer
Date: April 24, 2018